Exhibit 23.3
CONSENT OF WATKINS, MEEGAN, DRURY AND CO. LLC
     We hereby consent to the reference to our firm included in this Form 10-K.

Watkins, Meegan, Drury and Co. LLC
By:	/s/ Louise M. Peabody
Louise M. Peabody, Member

Bethesda, Maryland
December 29, 2008